UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549


                                 FORM 8-K
                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):   March 11, 2004


                            ELIZABETH ARDEN, INC.
          (Exact name of registrant as specified in its charter)


            Florida                  1-6370               59-0914138
 (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)         File Number)        Identification No.)



   14100 N.W. 60th Avenue, Miami Lakes, Florida             33014
     (Address of principal executive offices)             (Zip Code)


   Registrant's telephone number, including area code:   (305) 818-8000




           ____________________________________________________
        (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

         (c)  Exhibits.

              99.1    Press Release dated March 11, 2004.


Item 12. Results of Operations and Financial Condition.

      On March 11, 2004, Elizabeth Arden, Inc. (the "Company") issued a press release to (i) announce the financial results for the Company's fourth quarter and fiscal year ended January 31, 2004, and (ii) to provide net sales and diluted earnings per share guidance for fiscal year 2005.

      A copy of the press release is attached to this Form 8-K as Exhibit
99.1.




                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ELIZABETH ARDEN, INC.


Date:  March 11, 2004                   /s/ Stephen J. Smith
                                        --------------------
                                        Stephen J. Smith
                                        Executive Vice President and
                                        Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number                        Description
--------------     --------------------------------------------------------
     99.1          Press Release dated March 11, 2004 reporting Elizabeth
                   Arden, Inc.'s Fourth Quarter and Fiscal Year Results.